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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (No. 33-61841) on Form S-3, Amendment No. 1, filed September 28, 1995 of Champion Healthcare Corporation on our report dated December 28, 1995, on our audit of the financial statements of Jordan Valley Hospital as of September 30, 1995 and for the period ended September 30, 1995.


                                 /s/ COOPERS & LYBRAND L.L.P.

Houston, Texas
January 3, 1996